Exhibit 10.2

                                AMENDMENT NO. 2
                                      TO
                             AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of August 11, 2006 (this "Amendment"), is entered into by and among WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for Lenders (in such capacity, "Agent") and as a Lender, THE CIT GROUP BUSINESS CREDIT, INC., as a Lender, FEDDERS NORTH AMERICA, INC., a Delaware corporation, and the other Borrowers party to the Loan Agreement referred to below, FEDDERS CORPORATION, a Delaware corporation, and the other Guarantors party to the Loan Agreement.

                             W I T N E S S E T H:

         WHEREAS, Agent, Lenders, Borrowers and Guarantors are party to that certain Amended and Restated Loan and Security Agreement, dated as of January 31, 2006, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of February 15, 2006 (the "Loan Agreement"); and

         WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to make a short-term supplemental term loan to Borrowers in the amount of $3,000,000; and Agent and Lenders are willing to agree to the foregoing, on and subject to the terms and conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants set forth herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

         1. Definitions. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

         2. Additional Definitions. Section 1 of the Loan Agreement is hereby amended to include, in addition and not in limitation, the following defined terms:

                           "Amendment No. 2" shall mean Amendment No. 2 to
                  Loan and Security Agreement, dated as of August 11, 2006, executed among Agent, Required Lenders, Borrowers and Guarantors."

                           "Amendment No. 2 Effective Date" shall mean the
                  date on which all conditions precedent to the effectiveness of Amendment No. 2 have been fully satisfied, as determined by Agent."

                           "`Supplemental Term Loan" shall mean the
                  supplemental term loan in the principal amount of $3,000,000 made by Agent and Lenders to Borrowers pursuant to, and on the terms and conditions set forth in, Amendment No. 2."

         3. Amendment to Existing Definitions. The definition of Term Loans set forth in Section 1.134 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           "1.134 "Term Loans" shall mean, collectively, (a)
                  the Outstanding Addison Term Loan, (b) the Trademark Term Loans, (c) the Rotorex Real Property Term Loan and (d) the Supplemental Term Loan; sometimes being referred to herein individually as a "Term Loan"."

         4. Supplemental Term Loan.

            (a) In addition to, and not in limitation of, the existing Term Loans outstanding immediately prior to the Amendment No. 2 Effective Date and the Revolving Loans which have been previously made, and may hereafter be made (subject to the terms of the Loan Agreement) by Agent and Lenders to Borrowers, at Borrowers' and Guarantors' request, as a one-time accommodation to Borrowers, Agent and Lenders have agreed to make the Supplemental Term Loan to Borrowers on the Amendment No. 2 Effective Date. The Supplemental Term Loan shall constitute one of the Term Loans, shall be secured by all of the Collateral and shall be made within the limits of the Maximum Credit. The proceeds of the Supplemental Term Loan shall be used by Borrowers, and Agent shall accordingly apply all of such proceeds, solely to repay to Agent, for the benefit of Lenders, then outstanding Revolving Loans.

            (b) Borrowers shall pay interest to Agent, for the benefit of Lenders, on the outstanding principal amount of the Supplemental Term Loan at an annual interest rate equal to the Prime Rate plus two and one-half percent (2.5%) and otherwise in accordance with Section 3.1 of the Loan Agreement. Notwithstanding anything to the contrary set forth in the Loan Agreement, the Supplemental Term Loan shall at all times constitute a Prime Rate Loan and Borrowers shall have no right to elect to convert the Supplemental Term Loan, or any portion thereof, to a Eurodollar Rate Loan.

            (c) Unless earlier demanded in accordance with the terms of the Loan Agreement, the outstanding principal balance of the Supplemental Term Loan shall be due and payable in full to Agent, for the benefit of Lenders, without notice or demand, on August 31, 2006. In addition to, and not in limitation of, all other Events of Default set forth in Section 10 of the Loan Agreement, failure of Borrowers to pay the Supplemental Term Loan in full to Agent on or before August 31, 2006 shall constitute an additional Event of Default under the Loan Agreement.

         5. Conditions Precedent. The effectiveness of the Amendments made in this Amendment is subject to the satisfaction of each of the following conditions precedent:

            (a) Agent shall have received an executed copy (or executed faxed or electronic copy) of this Amendment duly authorized, executed and delivered by the parties hereto other than Agent; and

            (b) as of the date of this Amendment, no Default or Event of Default shall have occurred and be continuing.

         6. Amendment Fee. In consideration of the agreements of Agent and Lenders and the amendments to the Loan Agreement set forth in this Amendment, Borrowers shall pay to Agent, for the account of Lenders, a fee in the amount of $30,000, which fee is fully earned and payable by Borrowers to Agent as of the date hereof and may, at Agent's sole option, be charged by Agent to any account of Borrowers maintained by Agent.

         7. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.

         8. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

         9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         10. Counterparts. This Amendment may be executed in any number of counterparts, all of which counterparts shall together constitute one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

         11. Inconsistencies. To the extent that any provision of the Loan Agreement or any Financing Agreement is inconsistent with the provisions of this Amendment, such other provision shall be deemed to be amended so that it is made consistent with the provisions of this Amendment. Except as expressly agreed herein, the Loan Agreement and all of the other Financing Agreements and all covenants, representations and warranties contained therein, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

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AGENT:                                                      BORROWERS:
-----                                                       ---------

WACHOVIA BANK, NATIONAL                                 FEDDERS NORTH AMERICA, INC.
ASSOCIATION, as Agent and Issuing Bank

By:  /s/ John Williammee, Jr.                           By:/s/ Robert L. Laurent, Jr.
     ------------------------                              ------------------------
     Title: Vice President                                 Title: Executive Vice President




LENDERS:
--------

WACHOVIA BANK, NATIONAL ASSOCIATION                     EMERSON QUIET KOOL CORPORATION

By:  /s/ John Williammee, Jr.                           By:/s/ Robert L. Laurent, Jr.
     ------------------------                              ------------------------
     Title: Vice President                                 Title: Executive Vice President




THE CIT GROUP BUSINESS CREDIT, INC.                     COLUMBIA SPECIALTIES, INC.

By:  /s/ G. Louis McKinley                              By: /s/ Robert L. Laurent Jr.
     ------------------------                               ------------------------
     Title: Vice President                                  Title: Executive Vice President



                                                        TRION, INC.

                                                        By: /s/ Robert L. Laurent Jr.
                                                            ------------------------
                                                            Title: Executive Vice President



                                                         ENVIRCO CORPORATION

                                                        By: /s/ Robert L. Laurent Jr.
                                                            ------------------------
                                                            Title: Executive Vice President



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                                       EUBANK COIL COMPANY

                                        By: /s/ Robert L. Laurent Jr.
                                            ------------------------
                                            Title: Executive Vice President





                                       FEDDERS ADDISON COMPANY, INC.


                                        By: /s/ Robert L. Laurent Jr.
                                            ------------------------
                                            Title: Executive Vice President





                                       FEDDERS ISLANDAIRE, INC.

                                        By: /s/ Robert L. Laurent Jr.
                                            ------------------------
                                            Title: Executive Vice President






                                        ISLAND METAL FABRICATING, INC.

                                        By: /s/ Robert L. Laurent Jr.
                                            ------------------------
                                            Title: Executive Vice President




                                       GUARANTORS:
                                       -----------

                                       FEDDERS CORPORATION

                                       By: /s/ Robert L. Laurent Jr.
                                           ------------------------
                                           Title: Executive Vice President



                                       FEDDERS INTERNATIONAL, INC.

                                       By: /s/ Robert L. Laurent Jr.
                                           ------------------------
                                           Title: Executive Vice President



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                                       FEDDERS INVESTMENT CORPORATION

                                       By: /s/ Robert L. Laurent Jr.
                                           ------------------------
                                           Title: Executive Vice President



                                       FEDDERS, INC.

                                       By: /s/ Robert L. Laurent Jr.
                                           ------------------------
                                           Title: Executive Vice President



                                       ROTOREX COMPANY, INC.

                                       By: /s/ Robert L. Laurent Jr.
                                           ------------------------
                                           Title: Executive Vice President



                                       HERRMIDIFIER COMPANY, INC.

                                       By: /s/ Robert L. Laurent Jr.
                                           ------------------------
                                           Title: Executive Vice President